Exhibit 99.2

Supplemental Financial Information
For the three and twelve months ended December 31, 2007

The Macerich Company
Supplemental Financial and Operating Information
Table of Contents

All information included in this supplemental financial package is unaudited, unless otherwise indicated.

This supplemental financial information should be read in connection with the Company’s fourth quarter 2007 earnings announcement (included as Exhibit 99.1 of the Company’s Current Report on 8-K, event date February 12, 2008) as certain disclosures, definitions and reconciliations in such announcement have not been included in this supplemental financial information.

The Macerich Company
Supplemental Financial and Operating Information
Overview

The Macerich Company (the “Company”) is involved in the acquisition, ownership, development, redevelopment, management and leasing of regional and community shopping centers located throughout the United States. The Company is the sole general partner of, and owns a majority of the ownership interests in, The Macerich Partnership, L.P., a Delaware limited partnership (the “Operating Partnership”).

As of December 31, 2007, the Operating Partnership owned or had an ownership interest in 72 regional shopping centers and 18 community shopping centers aggregating approximately 76 million square feet of gross leasable area (“GLA”). These 90 regional and community shopping centers are referred to hereinafter as the “Centers”, unless the context requires otherwise.

The Company is a self-administered and self-managed real estate investment trust (“REIT”) and conducts all of its operations through the Operating Partnership and the Company’s management companies (collectively, the “Management Companies”).

All references to the Company in this Exhibit include the Company, those entities owned or controlled by the Company and predecessors of the Company, unless the context indicates otherwise.

The Macerich Company
Supplemental Financial and Operating Information (unaudited)
Capital Information and Market Capitalization

	Period Ended
dollars in thousands except per share data	12/31/2007	12/31/2006	12/31/2005	12/31/2004
Closing common stock price per share	$71.06	$86.57	$67.14	$62.80
52 week high	$103.59	$87.10	$71.22	$64.66
52 week low	$69.44	$66.70	$53.10	$38.90

Shares outstanding at end of period
Class A participating convertible preferred units	2,855,393	2,855,393	2,855,393	—
Class A non-participating convertible preferred units	219,828	287,176	287,176	—
Series A cumulative convertible redeemable preferred stock	3,067,131	3,627,131	3,627,131	3,627,131
Common shares and operating partnership units	84,864,600	84,767,432	73,446,422	72,923,605
Total common and equivalent shares outstanding	91,006,952	91,537,132	80,216,122	76,550,736

Portfolio capitalization data
Total portfolio debt, including joint ventures at pro rata	$7,507,559	$6,620,271	$6,863,690	$4,377,388

Equity market capitalization	6,466,954	7,924,369	5,385,710	4,807,386

Total market capitalization	$13,974,513	$14,544,640	$12,249,400	$9,184,774

Leverage ratio (%) (a)	53.7%	45.5%	56.0%	47.7%

Floating rate debt as a percentage of total market capitalization	8.0%	9.5%	13.0%	13.0%

Floating rate debt as a percentage of total debt	14.8%	20.8%	35.7%	27.0%

(a) Debt as a percentage of total market capitalization

The Macerich Company
Supplemental Financial and Operating Information (unaudited)
Changes in Total Common and Equivalent Shares/Units

			Class A	Class A Non-	Series A	Total
			Participating	Participating	Cumulative	Common
			Convertible	Convertible	Convertible	and
		Company	Preferred	Preferred	Redeemable	Equivalent
	Partnership	Common	Units	Units	Preferred	Shares/
	Units	Shares	(“PCPU’s”)	(“NPCPU’s”)	Stock	Units

Balance as of December 31, 2006	13,199,524	71,567,908	2,855,393	287,176	3,627,131	91,537,132

Repurchase of common shares	—	(807,000)	—	—	—	(807,000)

Conversion of partnership units to common shares	(395,756)	395,756	—	—	—	—

Conversion of NPCPU’s to common shares	—	67,348	—	(67,348)	—	—

Conversion of partnership units to cash	(598)	—	—	—	—	(598)

Issuance of stock from stock option exercises, restricted stock issuance or other share-based plans	—	225,704	—	—	—	225,704

Balance as of March 31, 2007	12,803,170	71,449,716	2,855,393	219,828	3,627,131	90,955,238

Conversion of partnership units to common shares	(191,263)	191,263	—	—	—	—

Issuance of stock from stock option exercises, restricted stock issuance or other share-based plans	—	910	—	—	—	910

Balance as of June 30, 2007	12,611,907	71,641,889	2,855,393	219,828	3,627,131	90,956,148

Conversion of partnership units to common shares	(61,650)	61,650	—	—	—	—

Conversion of partnership units to cash	(60,000)	—	—	—	—	(60,000)

Issuance of stock from stock option exercises, restricted stock issuance or other share-based plans	—	9,017	—	—	—	9,017

Balance as of September 30, 2007	12,490,257	71,712,556	2,855,393	219,828	3,627,131	90,905,165

Conversion of partnership units to common shares	(23,000)	23,000	—	—	—	—

Conversion of preferred stock to common shares	—	560,000	—	—	(560,000)	—

Issuance of stock/partnership units from stock option exercises, restricted stock issuance or other share- or unit-based plans	85,580	16,207	—	—	—	101,787

Balance as of December 31, 2007	12,552,837	72,311,763	2,855,393	219,828	3,067,131	91,006,952

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Supplemental Funds from Operations (“FFO”) Information (a)

	As of December 31,
	2007	2006

Straight line rent receivable (dollars in millions)	$61.0	$47.8

	For the Three Months Ended		For the Twelve Months Ended
	December 31,		December 31,
dollars in millions	2007	2006	2007	2006

Lease termination fees	$1.2	$7.9	$12.8	$20.0

Straight line rental income	$4.6	$2.8	$13.5	$11.9

Gain on sales of undepreciated assets	$10.0	$3.6	$10.8	$9.5

Amortization of acquired above- and below-market leases (SFAS 141)	$3.6	$4.0	$15.1	$16.9

Amortization of debt premiums	$2.9	$4.2	$13.5	$17.7

Interest capitalized	$8.6	$4.0	$34.6	$17.0

(a) All joint venture amounts included at pro rata.

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Capital Expenditures

	Year Ended	Year Ended	Year Ended	Year Ended
dollars in millions	12/31/2007	12/31/2006	12/31/2005	12/31/2004
Consolidated Centers
Acquisitions of property and equipment	$387.9	$580.5	$1,767.2	$301.1
Development, redevelopment and expansions of Centers	545.9	184.3	77.2	139.3
Renovations of Centers	31.1	51.4	51.1	21.2
Tenant allowances	28.0	27.0	21.8	10.9
Deferred leasing charges	21.6	21.6	21.8	16.8
Total	$1,014.5	$864.8	$1,939.1	$489.3

Joint Venture Centers (a)
Acquisitions of property and equipment	$24.8	$28.7	$736.4	$41.1
Development, redevelopment and expansions of Centers	33.5	48.8	79.4	6.6
Renovations of Centers	10.5	8.1	32.2	10.1
Tenant allowances	15.1	13.8	8.9	10.5
Deferred leasing charges	4.2	4.3	5.1	3.7
Total	$88.1	$103.7	$862.0	$72.0

(a) All joint venture amounts at pro rata.

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Sales Per Square Foot (a)

	Consolidated	Unconsolidated
	Centers	Centers	Total Centers
12/31/2007 (b)	$453	$488	$472
12/31/2006	$435	$470	$452
12/31/2005	$395	$440	$417
12/31/2004	$368	$414	$391

(a) Sales are based on reports by retailers leasing mall and freestanding stores for the trailing 12 months for tenants which have occupied such stores for a minimum of 12 months. Sales per square foot are based on tenants 10,000 square feet and under, for regional malls.

(b) Due to tenant sales reporting timelines, the data presented is as of November 30, 2007.

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Occupancy

	Consolidated	Unconsolidated	Total
Period Ended	Centers (a)	Centers (a)	Centers (a)
12/31/2007	92.7%	94.2%	93.5%
12/31/2006	93.0%	94.2%	93.6%
12/31/2005	93.2%	93.8%	93.5%
12/31/2004	92.6%	92.4%	92.5%

(a) Occupancy data excludes space under development and redevelopment.

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Rent

		Average Base Rent
		PSF on Leases	Average Base Rent
	Average Base Rent	Commencing During	PSF on Leases
	PSF (a)	the Period (b)	Expiring (c)
Consolidated Centers
12/31/2007	$39.09	$43.23	$34.21
12/31/2006	$37.55	$38.40	$31.92
12/31/2005	$34.23	$35.60	$30.71
12/31/2004	$32.60	$35.31	$28.84

Joint Venture Centers
12/31/2007	$40.05	$47.12	$34.87
12/31/2006	$37.94	$41.43	$36.19
12/31/2005	$36.35	$39.08	$30.18
12/31/2004	$33.39	$36.86	$29.32

(a) Average base rent per square foot is based on Mall and Freestanding Store GLA for spaces 10,000 square feet and under, occupied as of the applicable date, for each of the Centers owned by the Company. Leases for La Encantada and the expansion area of Queens Center were excluded for Years 2005 and 2004.  Leases for Promenade at Casa Grande and SanTan Village Regional Center were excluded for Year 2007.

(b) The average base rent per square foot on lease signings commencing during the period represents the actual rent to be paid during the first twelve months for tenant leases 10,000 square feet and under. Lease signings for La Encantada and the expansion area of Queens Center were excluded for Years 2005 and 2004. Lease signings for Promenade at Casa Grande and SanTan Village Regional Center were excluded for the Year 2007.

(c) The average base rent per square foot on leases expiring during the period represents the final year minimum rent, on a cash basis, for all tenant leases 10,000 square feet and under expiring during the year. Leases for La Encantada and the expansion area of Queens Center were excluded for Years 2005 and 2004.

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Cost of Occupancy

	For Years Ended December 31,
	2007	2006	2005
Consolidated Centers
Minimum rents	8.0%	8.1%	8.3%
Percentage rents	0.4%	0.4%	0.5%
Expense recoveries (a)	3.8%	3.7%	3.6%
Total	12.2%	12.2%	12.4%

	For Years Ended December 31,
	2007	2006	2005
Joint Venture Centers
Minimum rents	7.3%	7.2%	7.4%
Percentage rents	0.5%	0.6%	0.5%
Expense recoveries (a)	3.2%	3.1%	3.0%
Total	11.0%	10.9%	10.9%

(a) Represents real estate tax and common area maintenance charges.

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Debt Summary

	As of December 31, 2007
dollars in thousands	Fixed Rate	Variable Rate (a)	Total
Consolidated debt	$4,768,576	$918,572	$5,687,148
Unconsolidated debt	1,625,449	194,962	1,820,411
Total debt	$6,394,025	$1,113,534	$7,507,559

Weighted average interest rate	5.65%	6.14%	5.73%

Weighted average maturity (years)			4.01

(a) Excludes swapped floating rate debt. Swapped debt is included in fixed debt category.

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Outstanding Debt by Maturity Date

	As of December 31, 2007
Center/Entity (dollars in thousands)	Maturity Date	Effective Interest Rate (a)	Fixed	Floating	Total Debt Balance (a)

I. Consolidated Assets:
Victor Valley, Mall of	03/01/08	4.60%	$51,211	$—	$51,211
Westside Pavilion	07/01/08	6.74%	92,037	—	92,037
Village Fair North	07/15/08	5.89%	10,880	—	10,880
Fresno Fashion Fair	08/10/08	6.52%	63,590	—	63,590
South Towne Center	10/10/08	6.66%	64,000	—	64,000
Queens Center	03/01/09	7.10%	90,519	—	90,519
South Plains Mall	03/01/09	8.29%	58,732	—	58,732
Carmel Plaza	05/01/09	8.18%	26,253	—	26,253
Paradise Valley Mall	05/01/09	5.89%	21,231	—	21,231
Northridge Mall	07/01/09	4.94%	81,121	—	81,121
Wilton Mall	11/01/09	4.79%	44,624	—	44,624
Macerich Partnership Term Loan (b)	04/25/10	6.50%	450,000	—	450,000
Macerich Partnership Line of Credit (c)	04/25/10	6.23%	400,000	—	400,000
Vintage Faire Mall	09/01/10	7.91%	64,386	—	64,386
Eastview Commons	09/30/10	5.46%	8,814	—	8,814
Santa Monica Place	11/01/10	7.79%	79,014	—	79,014
Valley View Center	01/01/11	5.81%	125,000	—	125,000
Danbury Fair Mall	02/01/11	4.64%	176,457	—	176,457
Shoppingtown Mall	05/11/11	5.01%	44,645	—	44,645
Capitola Mall	05/15/11	7.13%	39,310	—	39,310
Freehold Raceway Mall	07/07/11	4.68%	177,686	—	177,686
Pacific View	08/31/11	7.25%	82,228	—	82,228
Pacific View	08/31/11	7.00%	6,629	—	6,629
Rimrock Mall	10/01/11	7.56%	42,828	—	42,828
Prescott Gateway	12/01/11	5.86%	60,000	—	60,000
Hilton Village	02/01/12	5.27%	8,530	—	8,530
The Macerich Company - Convertible Senior Notes (d)	03/15/12	3.66%	942,012	—	942,012
Tucson La Encantada	06/01/12	5.84%	78,000	—	78,000
Chandler Fashion Center	11/01/12	5.20%	102,422	—	102,422
Chandler Fashion Center	11/01/12	6.00%	67,367	—	67,367
Towne Mall	11/01/12	4.99%	14,838	—	14,838
Pittsford Plaza (e)	01/01/13	5.02%	15,653	—	15,653
Pittsford Plaza (e)	01/01/13	6.52%	5,822	—	5,822
Deptford Mall	01/15/13	5.41%	172,500	—	172,500
Queens Center	03/31/13	7.00%	217,077	—	217,077
Greeley - Defeaseance	09/01/13	6.34%	27,676	—	27,676
FlatIron Crossing	12/01/13	5.26%	187,736	—	187,736
Great Northern Mall	12/01/13	5.19%	40,285	—	40,285
Eastview Mall	01/18/14	5.10%	101,007	—	101,007
Fiesta Mall	01/01/15	4.98%	84,000	—	84,000
Flagstaff Mall	11/01/15	5.03%	37,000	—	37,000
Valley River Center	02/01/16	5.60%	120,000	—	120,000
Salisbury, Center at	05/01/16	5.83%	115,000	—	115,000
Marketplace Mall (f)	12/10/17	5.30%	14,754	—	14,754
Chesterfield Towne Center	01/01/24	9.07%	55,702	—	55,702
Total Fixed Rate Debt for Consolidated Assets		5.57%	$4,768,576	$—	$4,768,576

La Cumbre Plaza	08/09/08	6.48%	$—	$30,000	$30,000
Greece Ridge Center	11/06/08	5.97%	—	72,000	72,000
Twenty Ninth Street	06/05/09	5.93%	—	110,558	110,558
Casa Grande (g)	08/16/09	6.35%	—	41,014	41,014
Panorama Mall	02/28/10	6.00%	—	50,000	50,000
Macerich Partnership Line of Credit	04/25/10	6.19%	—	615,000	615,000
Total Floating Rate Debt for Consolidated Assets		6.15%	$—	$918,572	$918,572
Total Debt for Consolidated Assets		5.67%	$4,768,576	$918,572	$5,687,148

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Outstanding Debt by Maturity Date

	As of December 31, 2007
Center/Entity (dollars in thousands)	Maturity Date	Effective Interest Rate (a)	Fixed	Floating	Total Debt Balance (a)

II. Unconsolidated Joint Ventures (At Company’s pro rata share):
Broadway Plaza (50%)	08/01/08	6.68%	$29,963	$—	$29,963
Chandler Festival (50%)	10/01/08	4.37%	14,865	—	14,865
Chandler Gateway (50%)	10/01/08	5.19%	9,389	—	9,389
Washington Square (51%)	02/01/09	6.72%	49,932	—	49,932
Metrocenter Mall (15%) (h)	02/09/09	5.34%	16,800	—	16,800
Inland Center (50%)	02/11/09	4.69%	27,000	—	27,000
Biltmore Fashion Park (50%)	07/10/09	4.70%	38,201	—	38,201
Redmond Office (51%)	07/10/09	6.77%	33,690	—	33,690
Redmond Retail (51%)	08/01/09	4.81%	36,789	—	36,789
Corte Madera, The Village at (50.1%)	11/01/09	7.75%	32,653	—	32,653
Ridgmar (50%)	04/11/10	6.11%	28,700	—	28,700
Kitsap Mall/Place (51%)	06/01/10	8.14%	29,209	—	29,209
Cascade (51%)	07/01/10	5.27%	20,110	—	20,110
Stonewood Mall (51%)	12/11/10	7.44%	37,735	—	37,735
Arrowhead Towne Center (33.3%)	10/01/11	6.38%	26,567	—	26,567
SanTan Village Power Center (34.9%)	02/01/12	5.33%	15,705	—	15,705
NorthPark Center (50%)	05/10/12	5.95%	93,504	—	93,504
NorthPark Center (50%)	05/10/12	8.33%	41,656	—	41,656
NorthPark Land (50%)	05/10/12	8.33%	40,236	—	40,236
Kierland Greenway (24.5%)	01/01/13	6.01%	15,846	—	15,846
Kierland Main Street (24.5%)	01/02/13	4.99%	3,808	—	3,808
Scottsdale Fashion Square (50%)	07/08/13	5.66%	275,000	—	275,000
Tyson’s Corner (50%)	02/17/14	4.78%	168,955	—	168,955
Lakewood Mall (51%)	06/01/15	5.43%	127,500	—	127,500
Eastland Mall (50%)	06/01/16	5.80%	84,000	—	84,000
Empire Mall (50%)	06/01/16	5.81%	88,150	—	88,150
Granite Run (50%)	06/01/16	5.84%	59,906	—	59,906
Mesa Mall (50%)	06/01/16	5.82%	43,625	—	43,625
Rushmore (50%)	06/01/16	5.82%	47,000	—	47,000
Southern Hills (50%)	06/01/16	5.82%	50,750	—	50,750
Valley Mall (50%)	06/01/16	5.85%	23,302	—	23,302
West Acres (19%)	10/01/16	6.41%	13,039	—	13,039
Wilshire Building (30%)	01/01/33	6.35%	$1,864	$—	$41,864
Total Fixed Rate Debt for Unconsolidated Assets		5.89%	$1,625,449	$—	$1,625,449

Desert Sky Mall (50%)	03/06/08	6.13%	$—	$25,750	$25,750
NorthPark Land (50%)	08/30/08	8.25%	—	3,500	3,500
Superstition Springs Center (33.3%)	09/09/08	5.37%	—	22,498	22,498
Camelback Colonnade (75%)	10/09/08	5.79%	—	31,125	31,125
Kierland Tower Lofts (15%)	12/14/08	6.63%	—	6,659	6,659
Washington Square (51%)	02/01/09	7.23%	—	16,547	16,547
Metrocenter Mall (15%)	02/09/09	8.54%	—	3,240	3,240
Boulevard Shops (50%)	12/17/10	5.93%	—	10,700	10,700
Chandler Village Center (50%)	01/15/11	6.14%	—	8,643	8,643
Los Cerritos Center (51%)	07/01/11	5.92%	—	66,300	66,300
Total Floating Rate Debt for Unconsolidated Assets		6.09%	$—	$194,962	$194,962
Total Debt for Unconsolidated Assets		5.91%	$1,625,449	$194,962	$1,820,411

Total Debt		5.73%	$6,394,025	$1,113,534	$7,507,559
Percentage to Total			85.17%	14.83%	100.00%

(a)    The debt balances include the unamortized debt premiums/discounts. Debt premiums/discounts represent the excess of the fair value of debt over the principal value of debt assumed in various acquisitions and are amortized into interest expense over the remaining term of the related debt in a manner that approximates the effective interest method.The annual interest rate in the  above table represents the effective interest rate, including the debt premiums/discounts and loan financing costs.

(b)    This debt has an interest rate swap agreement which effectively fixed the interest rate from December 1, 2005 to April 25, 2010.

(c)     This debt has an interest rate swap agreement which effectively fixed the interest rate from September 12, 2006 to April 25, 2011.

(d)    These convertible senior notes were issued on 3/16/07 in an aggregate amount of $950.0 million. The above table includes the unamortized discount of $9.4 million and the annual interest rate represents the effective interest rate, including the discount.

(e)     This property is a consolidated joint venture. The above debt balance represents the Company’s pro rata share of 63.64%.

(f)        This property is a consolidated joint venture. The above debt balance represents the Company’s pro rata share of 37.5%.

(g)    This property is a consolidated joint venture. The above debt balance represents the Company’s pro rata share of 51.3%.

(h)    This debt has an interest rate swap agreement which effectively fixed the interest rate from January 15, 2005 to February 15, 2009.

The Macerich Company

Supplemental Financial and Operating Information

Development Pipeline Forecast

as of February 12, 2007

								YEAR PLACED IN SERVICE
				Estimated Total Project		Estimated Pro rata		2007	2008	2009	2010
Property	Location	Project Type	Project Size	Cost (1)	Ownership %	Project Cost (1)	Completion Date	COST	COST	COST	COST
REDEVELOPMENT
Arrowhead Towne Center	Glendale, AZ	Expansion - Dick’s Sporting Goods	70,000	$13,000,000	33%	$4,329,000	2008		$4,329,000
Freehold Raceway Mall	Freehold, NJ	Expansion - Lifestyle Village	95,000	$43,000,000	100%	$43,000,000	2007/2008	$23,000,000	$20,000,000
Scottsdale Fashion Square	Scottsdale, AZ	Expansion - Barney’s New York/Retail	170,000	$130,000,000	50%	$65,000,000	2009/2010			$55,250,000	$9,750,000
ShoppingTown	DeWitt, NY	Expansion - Regal Theatres		$6,000,000	100%	$6,000,000	2008		$6,000,000
Vintage Faire	Modesto, CA	Expansion - Lifestyle Village	60,000	$27,000,000	100%	$27,000,000	2008/2009		$23,000,000	$4,000,000
Wilton	Saratoga Springs, NY	Expansion - JCPenney	85,000	$3,000,000	100%	$3,000,000	2007	$3,000,000
The Oaks	Thousand Oaks, CA	Redevelopment/Expansion	235,000	$250,000,000	100%	$250,000,000	2008		$250,000,000
Chesterfield Town Center	Richmond, VA	Redevelopment		$14,000,000	100%	$14,000,000	2008		$14,000,000
FlatIron Crossing	Broomfield, CO	Redevelopment	100,000	$40,000,000	100%	$40,000,000	2009			$40,000,000
Northgate	San Rafael, CA	Redevelopment	700,000	$70,000,000	100%	$70,000,000	2009/2010			$35,000,000	$35,000,000
Santa Monica Place	Santa Monica, CA	Redevelopment	550,000	$265,000,000	100%	$265,000,000	2009/2010			$225,250,000	$39,750,000
Westside Pavilion	West Los Angeles, CA	Redevelopment	100,000	$30,000,000	100%	$30,000,000	2007/2008	$21,000,000	$9,000,000
Fiesta Mall	Mesa, AZ	Anchor Replacement - Dick’s Sporting Goods/Best Buy	110,000	$50,000,000	100%	$50,000,000	2009			$50,000,000
Lakewood	Lakewood, CA	Anchor Replacement - Costco	160,000	$15,000,000	51%	$7,650,000	2008		$7,650,000
Valley River	Eugene, OR	Anchor Replacement - Regal Cinemas	70,000	$9,000,000	100%	$9,000,000	2007	$9,000,000
Washington Square	Tigard, OR	Anchor Replacement - Dick’s Sporting Goods	80,000	$15,000,000	50%	$7,500,000	2008		$7,500,000
Danbury Fair	Danbury, CT	Renovation		$31,000,000	100%	$31,000,000	2008		$31,000,000
Flagstaff Mall	Flagstaff, AZ	Renovation		$12,500,000	100%	$12,500,000	2007/2008	$8,000,000	$4,500,000
Freehold Raceway Mall	Freehold, NJ	Renovation		$22,000,000	100%	$22,000,000	2007	$13,000,000	9,000,000
La Cumbre	Santa Barbara, CA	Renovation		$22,000,000	100%	$22,000,000	2008/2009		$11,000,000	$11,000,000
TOTAL			2,585,000	$1,067,500,000		$978,979,000		$77,000,000	$396,979,000	$420,500,000	$84,500,000

GROUND UP DEVELOPMENT
Estrella Falls	Goodyear, AZ	Regional Mall	1,000,000	$210,000,000	88%	$184,800,000	2010				$184,800,000
SanTan Village	Gilbert, AZ	Regional Mall	1,200,000	$205,000,000	90%	$184,500,000	2007/2008	$103,000,000	$81,500,000
Casa Grande	Casa Grande, AZ	Lifestyle/Power Center	1,014,016	$130,000,000	51%	$66,300,000	2007/2008	$33,150,000	$33,150,000
Marketplace at Flagstaff	Flagstaff, AZ	Lifestyle/Power Center	287,000	$45,000,000	100%	$45,000,000	2007/2008/2009	$34,000,000	$11,000,000
Market at Estrella Falls	Goodyear, AZ	Power Center	500,000	$90,000,000	35%	$42,000,000	2008/2009		$16,800,000	$25,200,000
Prasada - Waddell Center	Surprise, AZ	Power Center	500,024	$45,000,000	58%	$26,100,000	2009			$26,100,000
Prasada - Cactus Center	Surprise, AZ	Power Center	674,800	$110,000,000	58%	$63,800,000	2009			$63,800,000
TOTAL			5,175,840	$835,000,000		$612,500,000		$170,150,000	$142,450,000	$115,100,000	$184,800,000

GRAND TOTAL			7,760,840	$1,902,500,000		$1,591,479,000		$247,150,000	$539,429,000	$535,600,000	$269,300,000

POTENTIAL DEVELOPMENT OPPORTUNITIES
Biltmore	Phoenix, AZ	Mixed-Use Expansion			50%
Tysons Corner	McLean, VA	Mixed-Use Expansion			50%
Scottsdale Fashion Square	Scottsdale, AZ	Mixed-Use Expansion			50%

TOTAL

NOTES

(1) - These costs are estimated and will change from time to time.